                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-12


                        Security Financial Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
              N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
                  N/A
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

                  [SECURITY FINANCIAL BANCORP, INC. LETTERHEAD]


                                November 18, 2002



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Security Financial Bancorp, Inc. The meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Wednesday, December 18, 2002 at 9:00 a.m., Central time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented and voted at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ John P. Hyland

                                           John P. Hyland
                                           President and Chief Executive Officer

                        SECURITY FINANCIAL BANCORP, INC.
                               9321 WICKER AVENUE
                            ST. JOHN, INDIANA 46373
                                 (219) 365-4344

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     On Wednesday, December 18, 2002, Security Financial Bancorp, Inc. will hold its annual meeting of stockholders at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana at 9:00 a.m., Central time.

     At the meeting, stockholders will consider and act on the following:

     1.   The election of four directors to serve for a term of three years;

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2003; and

     3.   Such other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only shareholders of record at the close of business on November 8, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Philip T. Rueth

                                       Philip T. Rueth
                                       Corporate Secretary

St. John, Indiana
November 18, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        SECURITY FINANCIAL BANCORP, INC.

                                 PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Financial Bancorp, Inc. ("Security Financial" or the "Company") to be used at the annual meeting of shareholders of the Company. The annual meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Wednesday, December 18, 2002 at 9:00 a.m., Central time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about November 18, 2002.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

     You are entitled to vote your Security Financial common stock only if the records of the Company show that you held your shares as of the close of business on November 8, 2002. As of the close of business on November 8, 2002, a total of 1,864,191 shares of Security Financial common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

     If you are a beneficial owner of Security Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Security Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

     The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors, you may vote in favor of the ratification, vote against the ratification or abstain from voting. The ratification of Crowe, Chizek and Company LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

     The Board of Directors of Security Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Security Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Security Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Security Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Security Financial common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

PARTICIPANTS IN THE SECURITY FEDERAL BANK & Trust ESOP and 401(k) Plan

     If you participate in the Security Federal Bank & Trust ("Security Federal") Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Security Financial common stock through Security Federal's 401(k) Profit Sharing Plan, you will receive a vote instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions. Under the terms of the 401(k) Plan, a participant may direct the trustee of the Security Financial Bancorp, Inc. Stock Fund how to vote shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each of the plan's trustees is December 11, 2002.

                                 STOCK OWNERSHIP

     The following table sets forth certain information with respect to beneficial ownership of the Company's common stock, as of November 8, 2002, for:

          o each person known to the Company to beneficially own more than 5% of its common stock;

          o    each of the Company's directors;

          o each of the Company's executive officers named in the executive compensation table; and

          o    all of the Company's directors and executive officers as a group.

     A person may be considered to beneficially own any shares of stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                          NUMBER OF         NUMBER OF SHARES
                                           SHARES              THAT MAY BE
                                           OWNED             ACQUIRED WITHIN          PERCENT OF
NAME (AND ADDRESS OF PERSONS             (EXCLUDING             60 DAYS BY           COMMON STOCK
   OWNING MORE THAN 5%)                   OPTIONS)          EXERCISING OPTIONS       OUTSTANDING(1)
----------------------------------   -----------------  ------------------------  -------------------
DIRECTORS, EXECUTIVE OFFICERS AND
OTHER A FFILIATED PERSON S:

Vincent Cainkar                           5,500(2)                1,163                   *

Howard O. Cyrus, Sr.                      3,500(3)                1,163                   *

Sheila Donoghue                           2,100(4)                1,163                   *

Dr. Peter Ferrini                        40,450(5)                1,163                   2.2%

Patrick J. Hunt                           2,500(6)                1,200                   *

John P. Hyland                           25,848(7)                9,693                   1.9%

Jay D. Johnson                            6,100(8)                1,163                   *

Tula Kavadias                             4,700(9)                1,163                   *

Richard J. Lashley                      167,900(10)               1,163                   9.1%
 20 East Jefferson Avenue
 Suite 22
 Naperville, Illinois 60540

Robert L. Lauer                           6,968(11)               1,163                   *

                                          NUMBER OF         NUMBER OF SHARES
                                           SHARES              THAT MAY BE
                                           OWNED             ACQUIRED WITHIN          PERCENT OF
NAME (AND ADDRESS OF PERSONS             (EXCLUDING             60 DAYS BY           COMMON STOCK
   OWNING MORE THAN 5%)                   OPTIONS)          EXERCISING OPTIONS       OUTSTANDING(1)
----------------------------------   -----------------  ------------------------  -------------------

John Wm. Palmer                         168,000(10)               1,163                   9.1%
 20 East Jefferson Avenue
 Suite 22
 Naperville, Illinois 60540

Philip T. Rueth                          13,500(12)               1,163                     *

Security Federal Bank & Trust           152,797(13)                                       8.2%
Employee Stock Ownership Plan
 9321 Wicker Avenue
 St. John, Indiana 46373

All directors and executive             277,666(14)              32,013                  16.3%
officers as a group (20 persons)

Non-Affiliated Persons:

Paul J. Duggan                          186,000(15)                                      10.0%
 53 West Jackson Boulevard
 Suite 400
 Chicago, Illinois 60604

David M.W. Harvey                       115,000(16)                                       6.2%
 P.O. Box 3178
 Gardnerville, Nevada 89410

------------------------------------
* Less than 1% of shares outstanding.

(1) Based on 1,864,191 shares of Company common stock outstanding and entitled to vote as of November 8, 2002.
(2)  Includes 1,000 unvested shares awarded under the Company's 2001
     Stock-Based Incentive Plan for Mr. Cainkar as to which he has voting power but not investment power. Also Mr. Cainkar is deemed to be the beneficial owner of 4,400 shares held by Burbank Partners.
(3)  Includes 2,000 unvested shares awarded under the Company's 2001
     Stock-Based Incentive Plan for Mr. Cyrus as to which he has voting power but not investment power.
(4) Includes 1,0 00 unvested shares awarded under the Company's 2001 Stock-B ased Incentive Plan for Ms. Donoghue as to which she has voting power but not investment power.
(5)  Includes 2,600 unvested shares awarded under the Company's 2001
     Stock-Based Incentive Plan for Mr. Ferrini as to which he has voting power but not investment power.
(6)  Includes 2,000 unvested shares awarded under the Company's 2001
     Stock-Based Incentive Plan for Mr. Hunt as to which he has voting power but not investment power.
(7) Includes 15,507 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Hyland as to which he has voting power but not investment power. Also includes 1,896 shares allocated to Mr. Hyland under the ESOP, for which Mr. Hyland has voting power but not investment power.
(8) Includes 1,000 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Johnson as to which he has voting power but not investment power. Also Mr. Johnson is deemed to be the beneficial owner of 5,000 shares held by Aqua Fund, L.P.
(9) Includes 2,000 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Ms. Kavadias as to which she has voting power but not investment power.
(10) Financial Edge Fund. L.P., Financial Edge - Strategic Fund, L.P., PL Capital, LLC, John Wm. Palmer and Richard J. Lashley are deemed to be beneficial owners of 166,900, 166,900, 166,900, 168,000 and 167,900 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 6, filed jointly on

     October 5, 2001 with the Securities and Exchange Commission. Includes unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Messrs. Lashley and Palmer as to which the holder has voting power but not investment power, as follows: 800 shares and 800 shares, respectively. Also includes shares as to which Messrs. Palmer and Lashley share voting and investment power held by Financial Edge Fund. L.P. and Financial Edge
     - Strategic Fund, L.P. as follows: 156,900 shares and 10,000, shares, respectively.
(11) Includes 1,600 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Lauer as to which he has voting power but not investment power. Also includes 1,400 shares owned by Mr. Lauer's spouse's trust.
(12) Includes 2,000 unvested shares awarded under the Company's 2001
     Stock-Based Incentive Plan for Mr. Rueth as to which he has voting power but not investment power. Includes 5,000 shares owned by Mr. Rueth's spouse's trust and 1,000 shares owned by Mr. Rueth's family trust.
(13) As of November 8,2002, 20,676 shares had been allocated under the ESOP to participants' accounts. See "Voting and Proxy Procedures - Participants in Security Federal Bank & Trust ESOP and 401(k) Plan" for a discussion of the ESOP's voting procedures.
(14) Includes shares held by directors of Security Federal who are not also directors of Security Financial. For purposes of avoiding double-counting, excludes 166,900 shares beneficially owned by both Messrs. Palmer and Lashley through Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P.
(15) Paul J. Duggan, Jackson Boulevard Capital Management, Ltd., Jackson Boulevard Equities, L.P., Jackson Boulevard Investments, L.P., Jackson Offshore Fund, Ltd. and Jackson Boulevard Partners are deemed to be beneficial owners of 186,000, 105,200, 58,500, 26,800, 19,900 and 80,300
     of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 3, filed jointly on September 12, 2001 with the Securities and Exchange Commission.
(16) Everest Partners Limited Partnership (d.b.a. Everest Partners, L.P.), Everest Managers, L.L.C. and David M. W. Harvey are deemed to be beneficial owners of 115,000, 115,000 and 115,000 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 1, filed jointly on November 27, 2000 with the Securities and Exchange Commission.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of eleven members. Ten directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are Howard O. Cyrus, Sr., Dr. Peter Ferrini, Richard J. Lashley and Robert L. Lauer, all of whom are currently directors of Security Financial and Security Federal.

     The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NOMINATED BY THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT.

     Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2002. The indicated period of service as a director includes the period of service as a director of Security Federal, except for Messrs. Cainkar and Johnson and Ms. Donoghue, who have served as directors of Security Federal since September 2002. Directors of Security Federal are elected each year at Security Federal's annual meeting.

                                 BOARD NOMINEES

     HOWARD O. CYRUS, SR. is the owner of and real estate broker for Cyrus Realtors, Inc., a corporation specializing in the sales, leasing, appraisals and management of commercial/industrial properties. Age 64. Director since 1996.

     DR. PETER FERRINI is a retired oral surgeon. Dr. Ferrini is the uncle of Mr. Lauer and is the first cousin of Mr. Vellutini. Age 78. Director since 1977.

     RICHARD J. LASHLEY is an investment manager, primarily as Managing Member of PL Capital, LLC. Mr. Lashley is also a director of Franklin Bank, N.A., Southfield, Michigan and was formerly a director of Haven Bancorp, Inc., Westbury, New York. Mr. Lashley is a Certified Public Accountant. Age 43. Director since 2000.

     ROBERT L. LAUER is a Vice President of Investments and Assistant Branch Manager for A.G. Edwards & Sons, Inc. a financial services and brokerage firm. Mr. Lauer is the nephew of Dr. Ferrini. Age 47. Director since 1998.

                         DIRECTORS CONTINUING IN OFFICE

     THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2003:

     JOHN P. HYLAND has served as President and Chief Executive Officer of Security Financial and Security Federal since September 1999 and October 1998, respectively. Prior to joining Security Federal, Mr. Hyland served as Director, President and Chief Executive Officer of Southwest Financial Bank and Trust, Orland Park, Illinois, and as Director and Vice President for Southwest Financial Corporation, the holding company for Southwest Financial Bank and Trust. Age 51. Director since 1999.

     TULA KAVADIAS is an attorney admitted to the Bar of the State of Indiana. Ms. Kavadias is the sole proprietor of the law firm of Tula Kavadias & Associates. Age 45. Director since 1997.

     JOHN WM. PALMER is an investment manager, primarily as Managing Member of PL Capital, LLC. Mr. Palmer is also a director of Franklin Bank, N.A., Southfield, Michigan. Mr. Palmer is a Certified Public Accountant. Age 41. Director since 2000.

     PHILIP T. RUETH is a certified public accountant for Steiber, Rueth & Co., a certified public accounting firm. Mr. Rueth is also a registered representative for Terra Securities Corporation, a broker dealer. Age 56. Director since 1997.

     THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2004:

     VINCENT CAINKAR is a licensed attorney and a licensed real estate broker. He is in private legal practice and is an independent investor and founder of several real estate entities that have developed Chicago area commercial and residential projects. Age 53. Director since 2001.

     SHEILA DONOGHUE has served as the President of Kerry Capital Corp., an investment management company, since July 2000 and has worked as an independent contractor for Marlin Capital corporation, the general partner of a hedge fund specializing in the equities of companies in the financial services industry since 1996. Ms. Donoghue is a chartered financial analyst. Age 39. Director since 2001.

     JAY D. JOHNSON is the President of Lakeshore Capital, Inc., an investment advisor and has served as Managing Partner of Hyatt Johnson Capital, LLC since June 2002. Age 42. Director since 2001.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company and Security Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the year ended June 30, 2002, the Board of Directors of the Company held 16 meetings and the Board of Directors of Security Federal held 12 meetings. No director, other than Tula Kavadias, attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served.

     The Audit Committee of the Company, consisting of Sheila Donoghue, Tula Kavadias, Robert L. Lauer, John Wm. Palmer and Philip T. Rueth receives and reviews all reports prepared by the Company's independent auditors. This committee met 4 times during the year ended June 30, 2002.

     The Compensation Committee of the Company, consisting of Vincent Cainkar, Howard O. Cyrus, Sr., Richard J. Lashley, Robert L. Lauer and John Wm. Palmer, and the Compensation Committee of the Bank, consisting of Mary Beth Bonaventura, Tula Kavadias, Lawrence R. Parducci and Philip T. Rueth are responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. Security Financial's committee met once and Security Federal's committee met twice during the year ended June 30, 2002.

     The Nominating Committee, consisting of Dr. Peter Ferrini, John P. Hyland, Robert L. Lauer, Jay D. Johnson, Tula Kavadias and John Wm. Palmer, selects annually the nominees for election as directors. This committee met once to select nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Shareholder Proposals and Nominations."

DIRECTORS' COMPENSATION

     MEETING FEES. Security Federal pays a fee to each of its directors for attendance at each board meeting and to each of its non-management directors for each meeting of a committee of which they are members. The following table sets forth the Security Federal meeting fees in effect for the fiscal year ended June 30, 2002:

                                                          FEES
                                                       ----------
                    Regular Board Meetings:
                       Chairman. . . . . . . . .         $2,000
                       Vice-Chairman . . . . . .         $1,600
                       Director. . . . . . . . .         $1,000
                    Committee Meetings . . . . .           $250

     Security Financial pays each of its directors an annual retainer of $2,500 for service on its Board of Directors.

     DIRECTOR'S RETIREMENT PLAN. Security Federal maintains a retirement program for incumbent nonemployee directors to provide a retirement income supplement for directors. Current directors who attain the normal retirement age of 65 have the option upon retirement to receive a benefit of approximately $1,000 for each year of service payable either a) in a lump sum payment, or b) in a payment with 50% of such sum being paid upon retirement and the balance being paid in two equal annual installments for the two years immediately following retirement. If a director dies while still serving on the Board of Directors, the director's estate will receive an amount equal to $1,000 for each year of service payable in a lump sum.

     INCENTIVE PLAN. During the year ended June 30, 2002 and pursuant to the Company's 2000 Stock-Based Incentive Plan, Messrs. Cainkar and Johnson and Ms. Donoghue each received non-statutory stock options to acquire 5,815 shares of Security Financial common stock at an exercise price of $19.78, the fair market value of the common stock on November 27, 2001, the date the options were granted. In addition, Messrs. Cainkar and Johnson and Ms. Donoghue each were granted 1,000 shares of restricted stock. Both the stock options and the restricted stock vest equally over a five-year period.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following information is furnished for Mr. Hyland and Mr. Hunt. No other executive officers of Security Financial or Security Federal received salary and bonus of $100,000 or more during the year ended June 30, 2002.

                                                                         LONG-TERM COMPENSATION

                                            ANNUAL COMPENSATION (1)             AWARDS
                                          -------------------------   --------------------------
                                                                        RESTRICTED   SECURITIES
                                                                          STOCK      UNDERLYING      ALL OTHER
     NAME AND PRINCIPAL          FISCAL       SALARY        BONUS         AWARDS       OPTIONS      COMPENSATION
          POSITIONS               YEAR        ($)(2)         ($)          ($)(3)         (#)           ($)(4)
----------------------------   ----------  -------------  ----------  -------------  ------------  --------------

John P. Hyland                    2002       $201,500       $22,192      $     --           --         $24,401
President and Chief               2001        199,192         7,192       327,202       48,461          15,375
Executive Officer                 2000        191,596        18,365            --           --              --


Patrick J. Hunt                   2002       $ 97,722       $ 3,577      $     --           --         $    --
Executive Vice President and      2001         22,177(5)         --        42,200        6,000              --
Chief Financial Officer

----------------------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2)  Includes director fees for Mr. Hyland.
(3) Rep resents the total value of 19,384 and 2,500 shares of restricted stock awarded to Mr. Hyland and Mr. Hunt, respectively, on June 26, 2001. The restricted stock vests in equal annual installments over a five-year period beginning on June 26, 2002. At June 30, 2002, the market value of the unvested restricted stock award was $307,81 4 and $39 ,700 for Mr. Hyland and Mr. Hunt, respectively. Dividends, if any, will be paid on the restricted stock.
(4) For 2002, consists of the market value of stock allocated under the employee stock ownership program of $19,751 for Mr. Hyland and employer contributions to the supplemental executive retirement plan of $4,650 for Mr. Hyland.
(5)  Mr. Hunt has been employed with Security Financial since March 2001.

FISCAL YEAR-END OPTION VALUES

     The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by Mr. Hyland and Mr. Hunt as of June 30, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of the existing stock options and the fiscal year-end stock price.

                               NUMBER OF SECURITIES UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-MONEY
                                        OPTIONS AT FISCAL YEAR-END(#)           OPTIONS AT FISCAL YEAR-END($)(1)
                               -------------------------------------------     ----------------------------------
NAME                              EXERCISABLE              UNEXERCISABLE          EXERCISABLE       UNEXERCISABLE
-----                          ----------------          -----------------     ----------------   ---------------

John P. Hyland . . . . . .           9,693                     38,768               $ 28,788          $ 115,141

Patrick J. Hunt  . . . . .           1,200                      4,800               $  3,564          $  14,256

----------------------------------------

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the- money options on June 30, 2002, less the option exercise Options are in-the-money if the price. market value o f shares covered b y the op tions is greater than the exercise p rice.

EMPLOYMENT AGREEMENTS

     Effective January 5, 2000, Security Federal and Security Financial entered into three-year employment agreements with Mr. Hyland. Effective March 29, 2001, Security Federal entered into a two-year employment agreement with Mr. Hunt. The term of Mr. Hyland's agreement with Security Financial extends on a daily basis until either the Company or Mr. Hyland elects not to extend the term. The terms of the Security Federal employment agreements are renewable on an annual basis, and most recently were renewed effective July 1, 2002 for a new three-year term for Mr. Hyland and March 29, 2002 for a new two-year term for Mr. Hunt. Under the employment agreements, the current salary levels for Mr. Hyland and Mr. Hunt are $187,000 and $96,720, respectively. Mr. Hyland's and Mr. Hunt's base salaries are renewed on an annual basis. In addition to base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel. The agreements are terminable by the employers at any time or by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by applicable regulations. If the executive's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Security Federal or Security Financial would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of Security Federal or Security Financial. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately before such change in control.

     Even though both Security Federal and Security Financial employment agreements provide for a severance payment if a change in control occurs, Mr. Hyland would only be entitled to receive a severance payment under one agreement. Mr. Hyland would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under the Internal Revenue Code as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times Mr. Hyland's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times Mr. Hyland's average compensation over the preceding five-year period. No severance payment to Mr. Hunt may exceed three times his average annual compensation over the five years preceding the change in control.

     Payments to the executive under Security Federal's employment agreements will be guaranteed by Security Financial if payments or benefits are not paid by Security Federal. Payment under Security Financial's employment agreement with Mr. Hyland would be made by Security Financial. The employment agreements also provide that Security Federal and Security Financial will indemnify the executive to the fullest extent legally allowable.

     The employment agreements restrict the executive from competing against Security Financial or Security Federal for a period of one year from the date of termination of the agreement if the executive is terminated without cause, except if such termination occurs after a change in control.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Security Federal has implemented a plan to provide for supplemental benefits with respect to the tax-qualified retirement plan benefits otherwise limited by certain provisions of the Internal Revenue Code. Specifically, the supplemental executive retirement plan will provide benefits to eligible individuals (designated by the Board of Directors of Security Federal or its affiliates) that cannot be provided under the tax-qualified plans as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under these plans but for such limitations. The supplemental executive retirement plan also provides eligible individuals with a supplemental benefit upon a change in control before the complete scheduled repayment of the employee stock ownership plan loan. This benefit is intended to provide the eligible individual with the employee stock ownership benefit that would have otherwise been provided during the loan repayment period, but for the change in control. An individual's benefits under the supplemental executive retirement plan will generally become payable at the same time benefits become payable under the tax-qualified plans.

RETIREMENT PLAN

     Security Federal is a participant in the Financial Institutions Retirement Fund, a multi-employer, non-contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable under the retirement plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the retirement plan are limited to $160,000 per year for the 2002 calendar year.

                                       YEARS OF SERVICE
        FINAL AVERAGE  ---------------------------------------------
           SALARY         15      20        25        30        35
        -------------  -------  -------  -------  --------  --------

          $100,000     $22,500  $30,000  $37,500  $ 45,000  $ 52,500
           125,000      28,125   37,500   46,875    56,250    65,625
           150,000      33,750   45,000   56,250    67,500    78,750
           175,000      39,375   52,500   62,625    78,750    91,875
           200,000      45,000   60,000   75,000    90,000   105,000
           225,000      50,625   67,500   84,375   101,250   118,125
           250,000      56,250   75,000   93,750   112,500   131,250


     The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate in the retirement plan after completion of one year of service to Security Federal and the attainment of age 21. To obtain one year of service, an employee must complete at least 1,000 hours of service in 12 consecutive months. Benefits are based upon years of service and salary excluding bonuses, fees, etc. Employees become vested following five years of service. As of June 30, 2002, Mr. Hyland and Mr. Hunt had 3 years and 6 years, respectively, of credited service under the retirement plan.

     The normal retirement age is 65 and the early retirement age is before age 65, but after age 45. Normal retirement benefits are equal to 1.5% multiplied by the years of service to Security Federal and by the employee's average base salary for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement benefits payable under the retirement plan, the benefits are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65. Under the retirement plan, Security Federal makes annual contributions computed on an actuarial basis to fund the benefits.

     Upon retirement, the regular form of benefit under the retirement plan is an annuity payable in equal monthly installments for the life of the employee. Optional annuity or lump sum benefit forms may also be elected by the employee. Benefits under the retirement plan are not integrated with social security.

REPORT OF THE COMPENSATION COMMITTEE

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company for the fiscal year ended June 30, 2002. Because the Company conducts no activities other than managing the activities of Security Federal, the following discussion addresses compensation information relating to the Chief Executive Officer and executive officers of Security Financial for fiscal 2002 and sets forth the joint report of the Compensation Committee of the Company and Security Federal (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     GENERAL POLICY. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate.

     The Committee believes that compensation policy should reflect the executives' management skills, comparable peer group salaries for other thrift executives, Company performance and shareholder returns. To this end, the following goals underlie the Committee's policies:

          1) To attract and retain key executives who possess the management skills and experience vital to the long-term success of the Company and Security Federal.

          2) To provide compensation that is competitive and consistent with executive compensation levels found in the financial and banking industries.

          3) To motivate executives to enhance long-term shareholder value by providing management with stock-based compensation.

          4) To make the compensation program an integral part of the Company's long-term planning and management process.

     The Compensation Committee's goal is to obtain up-to-date peer group salary and performance information which is used to make compensation recommendations to the Board of Directors. The process which the Compensation Committee utilized for fiscal 2002 included reviewing the results of various compensation surveys, as well as assessing the performance of the Chief Executive Officer and other executive officers of Security Financial.

     In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, off-balance sheet assets, earnings, type of business operations, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

     In making its compensation determinations, the Compensation Committee also considers the performance of executive officers. The Chief Executive Officer evaluates the performance of all other executive officers and reports to the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer. The Compensation Committee then reports to the Board of Directors regarding the performance of the Chief Executive Officer and other executive officers. The Compensation Committee also recommends to the Board of Directors the compensation of each of the executive officers, including the Chief Executive Officer. Upon review of the Compensation Committee's recommendations, the Board of Directors sets all executive compensation. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

     COMPENSATION COMMITTEE CONSIDERATIONS FOR FISCAL 2002. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, the 401(k) plan, and the pension plan sponsored by Security Federal, certain fringe benefits provided to employees and directors fees, if applicable. The benefits provided under the employee stock ownership plan, 401(k) plan and pension plan are determined based on the executive's compensation and/or years of service with Security Federal.

     This year, as in the past, Security Federal consulted various compensation surveys, particularly that of the Indiana Bankers Association and America's Community Bankers. After considering information in such reports and the compensation, performance, experience and qualifications of the executive officers and their contributions to the performance of Security Federal, the Compensation Committee recommended and the Board of Directors approved compensation levels for all executive officers.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation was determined by the factors discussed above, including compensation surveys and the overall qualitative performance of the Chief Executive Officer in managing the Company and Security Federal during fiscal 2002. The compensation of the Chief Executive Officer was not determined for fiscal 2002 using any specific formula nor did his compensation relate specifically to corporate performance. The Board of Directors approved the recommendations made by the Compensation Committee regarding the Chief Executive Officer's compensation.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                      OF SECURITY FINANCIAL BANCORP, INC.

                                 Vincent Cainkar
                              Howard O. Cyrus, Sr.
                               Richard J. Lashley
                                Robert L. Lauer
                                John Wm. Palmer

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                        OF SECURITY FEDERAL BANK & Trust

                              Mary Beth Bonaventura
                                 Tula Kavadias
                              Lawrence R. Parducci
                                Philip T. Rueth

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on Security Financial common stock with the cumulative total return on the Nasdaq National Market Index (U.S. Companies) and with the SNL Thrift Index. Total return assumes the reinvestment of all dividends. The base amount for Security Financial common stock is $9.25 per share, which was the closing price on the initial day of trading on January 5, 2000.



                              [PERFORMANCE GRAPH]



                     COMPARISON OF CUMULATIVE TOTAL RETURN*


                                        1/5/00   6/30/00   12/31/00  6/30/01   12/31/01  06/30/02
                                        ------   -------   --------  -------   --------  --------
Security Financial Bancorp, Inc. . .    $100.00  $152.70   $181.08   $187.78   $218.38   $214.59
The Nasdaq National Market Index . .    $100.00  $102.54   $ 63.19   $ 55.58   $ 50.13   $ 37.87
SNL Thrift Index . . . . . . . . . .    $100.00  $109.21   $170.25   $189.06   $181.97   $224.07

--------------------------
* Assumes $100 invested in Security Financial common stock at the closing price per share and each index on January 5, 2000 (the date on which Security Financial common stock was first traded publicly) and that all dividends were reinvested. Source: SNL Securities.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the year ended June 30, 2002, each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock.

                          TRANSACTIONS WITH MANAGEMENT

LOANS AND EXTENSIONS OF CREDIT

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee and must not involve more than the normal risk of repayment or present other unfavorable features. Security Federal currently does make new loans and extensions of credit to Security Federal's executive officers, directors and employees at different rates or terms than those offered to the general public; however, Security Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $500,000 or 5% of Security Federal's capital and surplus, up to a maximum of $3.0 million, must be approved in advance by a majority of the disinterested members of the Board of Directors.

                 PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Crowe, Chizek and Company LLP to be its independent auditors for the 2003 fiscal year, subject to the ratification by shareholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Board of Directors may consider other independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                                   AUDIT FEES

     The following table sets for the fees billed to the Company during the fiscal year ending June 30, 2002 by Crowe, Chizek and Company LLP:


             Audit Fees . . . . . . . . . . . . .    $58,500

             Financial information and systems
               design and implementation fees . .          -

             All other fees*. . . . . . . . . . .    $14,250


             ------------------------
             * Includes fees for tax-related services and the 401(k) Plan audit.

     The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of Security Financial's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of five directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards and as defined under the newly issued proposed rules for listed companies by the Nasdaq Stock Market as required under the Sarbanes-Oxley Act of 2002. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was attached to last year's proxy statement.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Security Financial's Annual Report on Form 10-K for the year ended June 30, 2002 for filing with the Securities and Exchange Commission.

     Members of the Audit Committee:

     Sheila Donoghue
     Tula Kavadias
     Robert L. Lauer
     John Wm. Palmer
     Philip T. Rueth

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

     Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 20, 2003. If next years annual meeting is held on a date more than 30 calendar days from December 18, 2003, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provide that in order for a stockholder to make proposals for business to be brought before the annual meeting, the business must relate to a proper subject matter for stockholder action and the stockholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety
(90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

     The Company Bylaws provide that in order for a stockholder to make nominations for the election of directors, the stockholder must give timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     The requirements for the content of both a stockholder's notice of proposal for business and a stockholder's notice of nominations can be found in the Company's Bylaws, a copy of which may be obtained from the Company.

                                  MISCELLANEOUS

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Security Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will be paid a fee of $4,500, plus out-of-pocket expenses to assist the Company in soliciting proxies.

     The Company's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on November 8, 2002. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A COPY OF THE COMPANY'S FORM 10-K WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED JUNE 30, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON NOVEMBER 8, 2002 UPON WRITTEN REQUEST TO PHILIP T. RUETH, CORPORATE SECRETARY, SECURITY FINANCIAL BANCORP, INC., 9321 WICKER AVENUE, ST. JOHN, INDIANA 46373.

     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

     Whether or not you plan to attend the annual meeting on December 18, 2002, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Philip T. Rueth

                                             Philip T. Rueth
                                             CORPORATE SECRETARY
St. John, Indiana
November 18, 2002

                        SECURITY FINANCIAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                December 18, 2002
                            9:00 a.m., Central Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John P. Hyland, Robert L. Lauer and John Wm. Palmer each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on December 18, 2002, at 9:00 a.m., Central time, at the Company's main office located at 9321 Wicker Avenue, St. John, Indiana and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          Howard O. Cyrus, Sr., Dr. Peter Ferrini, Richard J. Lashley and Robert L. Lauer

                                                                      FOR ALL
                  FOR                  VOTE WITHHELD                  EXCEPT
                  ---                  -------------                  ------

                  / /                      / /                         / /

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2003.

                  FOR                     AGAINST                    ABSTAIN
                  ---                     -------                    -------

                  / /                      / /                         / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THIS PROXY AND "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.


                                         Dated:
                                               ---------------------------------


                                         ---------------------------------------
                                         SIGNATURE OF SHAREHOLDER



                                         ---------------------------------------
                                         SIGNATURE OF CO-HOLDER (IF ANY)

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                    Security Federal Bank & Trust Letterhead


Dear ESOP Participant:

     On behalf of the Board of Directors of Security Financial Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. We will hold the Annual Meeting of Stockholders on December 18, 2002, at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a GREEN vote authorization form. The vote authorization form allows you to convey your voting instructions, as a participant in the Security Federal Bank & Trust Employee Stock Ownership Plan (the "ESOP"), to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented to stockholders at the Annual Meeting.

     As of November 8, 2002, the record date for the Annual Meeting, the ESOP Trustee held ___________ shares of Company common stock on behalf of the ESOP, of which ____________ had been allocated to participants' accounts. The ESOP Trustee will vote the allocated shares as directed by ESOP participants; provided the trustee timely receives instructions from the participants. Subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended, the ESOP Trustee will vote the unallocated shares and the allocated shares for which it does not timely receive instructions in a manner calculated to most accurately reflect the instructions it receives from participants regarding the allocated shares.

     In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed GREEN vote authorization form and return it in the provided postage-paid envelope by December 11, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Security Federal Bank & Trust. The ESOP Trustee will tabulate the votes received from participants and vote the shares of Company common stock held in the ESOP Trust in accordance with the terms of the ESOP.

     Please note that as an employee of Security Federal Bank & Trust you may participate in several benefit plans for which you may receive a separate vote authorization form. PLEASE VOTE ALL OF THE VOTE AUTHORIZATION FORMS YOU RECEIVE.


                                         Sincerely,


                                         John P. Hyland
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ---------------------
Shares:
       -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of Security Financial Bancorp, Inc. (the "Company") common stock under the Security Federal Bank & Trust Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on December 18, 2002 and at any and all adjournments thereof.

     Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

     Howard O. Cyrus, Sr., Dr. Peter Ferrini, Richard J. Lashley and Robert L. Lauer

                                                                      FOR ALL
                  FOR                  VOTE WITHHELD                  EXCEPT
                  ---                  -------------                  ------

                  / /                      / /                         / /

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2003.

                  FOR                     AGAINST                    ABSTAIN
                  ---                     -------                    -------

                  / /                      / /                        / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

     The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


------------       -------------------------------------------------------------
Date                                        Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN DECEMBER 11, 2002.

                    Security Federal Bank & Trust Letterhead

Dear 401(k) Plan Participant:

     On behalf of the Board of Directors of Security Financial Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. We will hold the Annual Meeting of Stockholders on December 18, 2002, at the time and location stated in the notice. I have also included with these materials the Company Annual Report to Stockholders, as well as a YELLOW vote authorization form. The vote authorization form allows you to convey your voting instructions, as a Security Federal Bank & Trust 401(k) Plan participant investing in the Security Financial Bancorp, Inc. Stock Fund (the "Employer Stock Fund"), to First Bankers Trust Company, N.A. (the "Employer Stock Fund Trustee") on the proposals presented to stockholders at the Annual Meeting.

     As of November 8, 2002, the record date for the Annual Meeting, the Employer Stock Fund Trust held _______ shares of Company common stock. The Employer Stock Fund Trustee will vote these shares as directed by participants; provided the trustee receives the instructions from participants by December 11, 2002.

     In order to direct the voting of shares of Company common stock credited to your 401(k) Plan account, please complete and sign the enclosed YELLOW vote authorization form and return it in the enclosed postage-paid envelope by December 11, 2002. The Employer Stock Fund Trustee will tabulate the votes received and vote the shares of Company common stock held in the Employer Stock Fund Trust in accordance with the terms of the plan.

     Please note that as an employee of Security Federal Bank & Trust you may participate in several benefit plans for which you may receive a separate vote authorization form. PLEASE VOTE ALL OF THE VOTE AUTHORIZATION FORMS YOU RECEIVE.


                                         Sincerely,


                                         John P. Hyland
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ---------------------
Shares:
       -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, N.A., the Employer Stock Fund Trustee, is the holder of record and custodian of all shares attributed to me of Security Financial Bancorp, Inc. (the "Company") common stock held in the Security Financial Bancorp, Inc. Stock Fund under the Security Federal Bank & Trust 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on December 18, 2002 and at any and all adjournment thereof.

     Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

     Howard O. Cyrus, Sr., Dr. Peter Ferrini, Richard J. Lashley and Robert L. Lauer

                                                                      FOR ALL
                  FOR                  VOTE WITHHELD                  EXCEPT
                  ---                  -------------                  ------

                  / /                      / /                         / /

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2003.

                  FOR                     AGAINST                    ABSTAIN
                  ---                     -------                    -------

                  / /                      / /                        / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

     The Employer Stock Fund Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


-----------------------------        -------------------------------------------
           Date                                       Signature


     PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN DECEMBER 11, 2002.

                  [Security Financial Bancorp, Inc. Letterhead]


Dear Stock Award Recipient:

     On behalf of the Board of Directors of Security Financial Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. We will hold the Annual Meeting of Stockholders on December 18, 2002, at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a BLUE vote authorization form. The vote authorization form allows you to convey your voting instructions, as a recipient of a stock award under the Security Financial Bancorp, Inc. Stock-Based Incentive Plan (the "Incentive Plan"), to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented to stockholders at the Annual Meeting.

     As of the record date for the Annual Meeting, November 8, 2002, the Incentive Plan Trust held ________________shares of Company common stock. The Incentive Plan Trustee will vote these shares as directed by the stock award recipients; provided the trustee receives the instructions from the stock award recipients by December 11, 2002.

     In order to direct the voting of Company common stock subject to your stock award, please complete and sign the enclosed BLUE vote authorization form and return it in the postage-paid envelope provided by December 11, 2002. The Incentive Plan Trustee will tabulate the votes received from stock award recipients and vote the shares of Company common stock held in the Incentive Plan Trust in accordance with the terms of the plan.

     Please note that if you are an employee of Security Federal Bank & Trust you may participate in several benefit plans for which you may receive a vote authorization form. PLEASE VOTE ALL VOTE AUTHORIZATION FORMS YOU RECEIVE.

                                        Sincerely,


                                        John P. Hyland
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
     ---------------------
Shares:
       -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares attributed to me of Security Financial Bancorp, Inc. (the "Company") common stock held in the Security Financial Bancorp, Inc. Stock-Based Incentive Plan Trust. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on December 18, 2002 and at any and all adjournments thereof.

     Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

     Howard O. Cyrus, Sr., Dr. Peter Ferrini, Richard J. Lashley and Robert L. Lauer

                                                                      FOR ALL
                  FOR                  VOTE WITHHELD                  EXCEPT
                  ---                  -------------                  ------

                  / /                      / /                         / /

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2003.

                  FOR                     AGAINST                    ABSTAIN
                  ---                     -------                    -------

                  / /                      / /                        / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

     The Incentive Plan Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


-----------------------------        -------------------------------------------
            Date                                      Signature


     PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN DECEMBER 11, 2002.